UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 16, 2020

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

(Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Full Disclosure

Shah Mathias transferred 102,600,000 Class B shares from his personal holdings, equally, to 20 related entities that Ameri Metro Inc. holds a 25% interest in 19 of the related entities and a 10% interest in one of the related entities. See attached exhibit 99.1 PDF

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Transferred 102,600,000 Class B shares from Shah Mathias’ personal holdings.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2020

Ameri Metro, Inc. /s/ Robert Choiniere —————————————— By: Robert Choiniere Title: Chief Financial Officer